Exhibit 99.1

1601 Market Street
Philadelphia, Pennsylvania	News Release
19103-2337
800 523.1988
215 564.6600

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	David Cheung – phone: 215 231.1362
email: david.cheung@radian.biz

Radian Reports First Quarter 2005 Net Income Per Share Increase to $1.24 from $1.22

PHILADELPHIA, Pa., April 20, 2005 — Radian Group Inc. (NYSE: RDN) today reported its results for the quarter ended March 31, 2005. The key financial highlights of the quarter are shown in the following table:

Key Financial Highlights (dollars in millions, except per share data)

First Quarter:

	Quarter Ended March 31, 2005	Quarter Ended March 31, 2004	Percent Change
Net income	$115.6	$120.0	(4)%
Diluted net income per share	$1.24	$1.22	2%
Net premiums written	$214.8	$181.4	18%
Net premiums earned	$247.0	$243.4	2%
	$306.6	$332.8	(8)%
Book value per share (as of 3/31)	$39.89	$35.63	12%
Equity in net income of affiliates	$51.3	$32.5	58%

“Our first quarter performance reflects a more challenging interest rate and credit spread environment,” said Radian’s Chairman and CEO Frank P. Filipps. “But the results reinforce our commitment to diversify our revenue sources and income around core competencies, and to continue to grow our business in a disciplined manner.”

Radian will hold a conference call on Thursday, April 21, 2005, at 9:00 a.m. Eastern time to discuss the company’s first quarter results. This call will be broadcast live over the Internet at www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at www.radian.biz, under “News.” A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under “Investor Information – Webcasts, Presentations and Transcripts” or by clicking on www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Radian’s subsidiaries provide products and services through three business lines: financial guaranty, mortgage insurance and other financial services. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended March 31, 2005

Exhibit D:	Segment Information Quarter Ended March 31, 2004

Exhibit E:	Financial Guaranty Insurance Supplemental Information – Quarter Ended March 31, 2005

Exhibit F:	Financial Guaranty Insurance Supplemental Information – Quarter Ended March 31, 2005

Exhibit G:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written and Captives

Exhibit H:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit I:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year

Exhibit J:	Mortgage Insurance Supplemental Information: Claims and Defaults

Exhibit K:	Mortgage Insurance Supplemental Information: ALT A

Exhibit L:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended March 31
(In thousands, except per share amounts)	2005	2004
Revenues:
Net premiums written	$214,840	$181,428

Net premiums earned	$247,025	$243,420
Net investment income	50,862	49,705
Gains on sales of investments	11,526	26,676
Change in fair value of derivative instruments	(8,960)	4,647
Other income	6,108	8,400

Total revenues	306,561	332,848

Expenses:

Provision for losses	109,500	114,767
Policy acquisition costs	29,356	22,283
Other operating expenses	51,670	53,159
Interest expense	8,958	9,654

Total expenses	199,484	199,863

Equity in net income of affiliates	51,296	32,482

Pretax income	158,373	165,467
Provision for income taxes	42,761	45,457

Net income	$115,612	$120,010

Diluted net income per share (1)	$1.24	$1.22

(1) Net income per share reconciliation

Net income	$115,612	$120,010
Interest expense on convertible senior debentures (net of tax)	802	804

Net income available to common stockholders	$116,414	$120,814

Weighted average shares outstanding (in thousands) (2)	94,258	98,888

(2)	In conformity with the current period presentation, the prior period presentation has been adjusted to reflect the inclusion of 3.8 million shares underlying contingently convertible debt as required by newly issued accounting rules. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.04 per share in each of the quarters ended March 31, 2005 and March 31, 2004.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands except share and per share data)	March 31 2005	December 31 2004		March 31 2004
Assets:
Cash and investments	$5,245,701	$5,500,748		$5,198,066
Investments in affiliates	383,023	393,025		318,398
Deferred policy acquisition costs	199,943	211,928		201,091
Prepaid federal income taxes	481,049	460,149		358,340
Other assets	412,881	434,970		465,198

Total assets	$6,722,597	$7,000,820		$6,541,093

Liabilities and stockholders’ equity:
Unearned premiums	$735,768	$770,208		$656,309
Reserve for losses and loss adjustment expenses	797,671	801,012		786,115
Long-term debt	717,038	717,640		717,461
Deferred federal income taxes	823,305	848,224		723,885
Other liabilities	202,223	174,681		272,406

Total liabilities	3,276,005	3,311,765		3,197,608

Common stock	97	97		96
Additional paid-in capital	819,644	1,106,191		1,187,150
Retained earnings	2,511,469	2,397,626		2,004,673
Accumulated other comprehensive income	115,382	185,141		151,566

Total stockholders’ equity	3,446,592	3,689,055		3,343,485

Total liabilities and stockholders’ equity	$6,722,597	$7,000,820		$6,541,093

Book value per share	$39.89	$39.98		$35.63

Treasury Stock Repurchases (Year-to-Date for Periods Presented)
Total number of shares repurchased	6,143,075	2,817,200	(1)	585,000
Average price paid per share	$48.55	$45.38		$44.11
Total cost of repurchased shares	$298,229,529	$127,831,591		$25,806,445

Maximum Number of shares that may yet be purchased under the Plans or Programs	1,475,850

(1)	Represents full year 2004

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended March 31,2005

Exhibit C

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total

Revenues:
Net premiums written	$200,237	$—	$14,603		$214,840

Net premiums earned	$192,465	$—	$54,560		$247,025
Net investment income	28,793	10	22,059		50,862
Gain on sales of investments	7,119	834	3,573		11,526
Change in fair value of derivative instruments	3,186	(189)	(11,957)		(8,960)
Other income	4,592	1,200	316		6,108

Total revenues	236,155	1,855	68,551		306,561

Expenses:
Provision for losses	97,927	—	11,573		109,500
Policy acquisition costs	14,678	—	14,678		29,356
Other operating expenses	33,669	3,607	14,394		51,670
Interest expense	5,124	735	3,099		8,958

Total expenses	151,398	4,342	43,744		199,484

Equity in net income of affiliates	—	51,296	—		51,296

Pretax income	84,757	48,809	24,807		158,373

Provision for income taxes	22,036	17,084	3,641		42,761

Net income	$62,721	$31,725	$21,166	(1)	$115,612	(1)

Assets	$3,972,942	$395,446	$2,354,209		$6,722,597
Deferred policy acquisition costs	70,873	—	129,070		199,943
Reserve for losses and loss adjustment expenses	571,128	—	226,543		797,671
Unearned premiums	149,258	—	586,510		735,768
Stockholders’ equity	1,900,760	298,956	1,246,876		3,446,592
(1) Reflects a $4.1 million net loss from 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

Net premiums earned	$(4.6)
Policy acquisition costs	(1.7)
Benefit for income taxes	2.2

Net loss	$(4.1)

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended March 31, 2004

Exhibit D

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total

Revenues:
Net premiums written	$205,669	$—	$(24,241)	$181,428

Net premiums earned	$207,116	$—	$36,304	$243,420
Net investment income	28,513	48	21,144	49,705
Gain/loss on sales of investments	24,122	3,173	(619)	26,676
Change in fair value of derivative instruments	4,426	49	172	4,647
Other income	5,486	2,874	40	8,400

Total revenues	269,663	6,144	57,041	332,848

Expenses:
Provision for losses	98,123	—	16,644	114,767
Policy acquisition costs	17,142	—	5,141	22,283
Other operating expenses	37,746	3,979	11,434	53,159
Interest expense	5,503	724	3,427	9,654

Total expenses	158,514	4,703	36,646	199,863

Equity in net income of affiliates	—	33,402	(920)	32,482

Pretax income	111,149	34,843	19,475	165,467

Provision for income taxes	30,647	12,195	2,615	45,457

Net income	$80,502	$22,648	$16,860 (1)	$120,010	(1)

Assets	$3,929,574	$304,921	$2,306,598	$6,541,093
Deferred policy acquisition costs	79,092	—	121,999	201,091
Reserve for losses and loss adjustment expenses	521,102	—	265,013	786,115
Unearned premiums	92,228	—	564,081	656,309
Stockholders’ equity	1,905,233	250,212	1,188,040	3,343,485
(1) Reflects a $10.3 million net loss from 1st quarter 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

Net premiums earned	$(24.9)
Policy acquisition costs	9.8
Change in fair value of derivative instruments	(0.8)
Benefit for income taxes	5.6

Net loss	$(10.3)

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit E

	Quarter Ended March 31
(Thousands of dollars, except ratios)	2005	2004
Net Premiums Written:
Public finance direct	15,433	8,187
Public finance reinsurance	17,026	20,468
Structured direct	15,057	17,747
Structured reinsurance	8,510	8,812
Trade credit	13,319	16,962

	69,345	72,176
Impact of recapture (1)	(54,742)	(96,417)

Net Premiums Written	14,603	(24,241)

Net Premiums Earned:
Public finance direct	8,963	5,799
Public finance reinsurance	8,513	11,202
Structured direct	18,219	18,446
Structured reinsurance	7,266	9,732
Trade credit	16,138	16,017

	59,099	61,196
Impact of recapture (2)	(4,539)	(24,892)

Net Premiums Earned	54,560	36,304

Claims paid:
Trade credit	4,998	6,628
Financial guaranty	12,484	2,637
Conseco	7,969	7,405

Total	25,451	16,670
Impact of recapture (3)	—	11,488

Claims paid	25,451	28,158

Incurred losses:
Trade credit	7,041	8,202
Financial guaranty	4,532	8,442

Total	11,573	16,644

Loss ratio- GAAP Basis	21.2%	45.8%
Expense ratio- GAAP Basis	53.3%	45.7%

	74.5%	91.5%

Refundings included in earned premium	2,441	1,906

(1) Reflects the impact of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:
	(Millions of dollars)
Public reinsurance	48.2	88.8
Structured reinsurance	6.5	7.6

(2) Reflects the impact of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:
	(Millions of dollars)
Public reinsurance	3.9	23.4
Structured reinsurance	0.6	1.5

(3) Comprised of claims payments related to the first quarter 2004 recapture of previously ceded business

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit F

(Thousands of dollars, except ratios)	March 31 2005	December 31 2004	March 31 2004
Capital and surplus	1,044,603	1,008,423	956,805
Contingency reserve	252,508	251,674	237,737

Qualified statutory capital	1,297,111	1,260,097	1,194,542

Unearned premium reserve	694,379	730,604	653,274
Loss and loss expense reserve	132,843	132,767	195,579

Total policyholders’ reserves	2,124,333	2,123,468	2,043,395

Present value of installment premiums	239,181	252,000	328,600
Reinsurance and soft capital facilities	150,000	245,000	245,000

Total claims paying resources	2,513,514	2,620,468	2,616,995

Net debt service outstanding	94,647,865	101,619,835	94,434,209

Capital leverage ratio (1)	73	81	79
Claims paying leverage ratio (2)	38	39	36

Reserve for losses and LAE
Specific	40,503	52,142	80,557
Conseco	72,374	80,343	103,595
Non-specific	113,666	108,895	80,860

Total	226,543	241,380	265,012

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit G

	Quarter Ended March 31
	2005	%	2004	%
Primary New Insurance Written (in millions)
Flow	5,662	93.7%	8,842	91.5%
Structured	382	6.3%	824	8.5%

Total	6,044	100.0%	9,666	100.0%

Prime	4,283	70.9%	6,271	64.9%
Alt-A	1,143	18.9%	2,487	25.7%
A minus and below	618	10.2%	908	9.4%

Total	6,044	100.0%	9,666	100.0%

Total Primary New Insurance Written by FICO Score (in millions)
<=619	443	7.3%	705	7.3%
620-679	1,950	32.3%	3,209	33.2%
680-739	2,144	35.5%	3,445	35.6%
>=740	1,507	24.9%	2,307	23.9%

Total	6,044	100.0%	9,666	100.0%

Percentage of primary new insurance written
Monthlies	93%		94%
Refinances	37%		43%
95.01% LTV and above	14%		12%
ARMs	36%		34%

Primary risk written (in millions)
Flow	1,414	96.0%	2,313	89.5%
Structured	60	4.0%	272	10.5%

Total	1,474	100.0%	2,585	100.0%

Pool risk written (in millions)	56		86

Other risk written (in millions)
Seconds	10		52
NIMS and other	599		168

Total other risk written	609		220

Net Premiums Written (in thousands)
Primary and Pool Insurance	176,184		176,278
Seconds, NIMS and other	24,053		29,391

Net Premiums Written	200,237		205,669

Net Premiums Earned (in thousands)
Primary and Pool Insurance	169,021		177,443
Seconds, NIMS and other	23,444		29,673

Net Premiums Earned	192,465		207,116

Captives
Premiums ceded to captives($ millions)	$23.8		$19.2
% of total premiums	12.2%		9.8%
NIW subject to captives($ millions)	$2,286		$4,349
% of primary NIW	37.8%		45.0%
IIF subject to captives	33.7%		30.3%
RIF subject to captives	35.5%		32.2%

Persistency (twelve months ended March 31)	58.4%		51.5%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit H

	March 31		December 31		March 31
	2005	%	2004	%	2004	%
Primary insurance in force (in millions)

Flow	87,308	79.3%	89,741	77.8%	91,403	77.4%
Structured	22,838	20.7%	25,574	22.2%	26,618	22.6%

Total	110,146	100.0%	115,315	100.0%	118,021	100.0%

Prime	77,048	70.0%	79,628	69.0%	81,168	68.8%
Alt-A	20,377	18.5%	22,092	19.2%	23,589	20.0%
A minus and below	12,721	11.5%	13,595	11.8%	13,264	11.2%

Total	110,146	100.0%	115,315	100.0%	118,021	100.0%

Primary risk in force (in millions)

Flow	21,367	82.6%	21,991	81.4%	22,305	82.9%
Structured	4,496	17.4%	5,021	18.6%	4,601	17.1%

Total	25,863	100.0%	27,012	100.0%	26,906	100.0%

Prime	17,902	69.3%	18,422	68.2%	18,332	68.1%
Alt-A	4,745	18.3%	5,146	19.1%	5,340	19.9%
A minus and below	3,216	12.4%	3,444	12.7%	3,234	12.0%

Total	25,863	100.0%	27,012	100.0%	26,906	100.0%

Total Primary Risk in Force by FICO Score (in millions)
<=619	3,044	11.8%	3,296	12.2%	3,267	12.1%
620-679	8,438	32.7%	8,850	32.8%	8,735	32.5%
680-739	8,758	33.8%	9,101	33.7%	8,913	33.1%
>=740	5,623	21.7%	5,765	21.3%	5,991	22.3%

Total	25,863	100.0%	27,012	100.0%	26,906	100.0%

Percentage of primary risk in force
Monthlies	91%		92%
Refinances	37%		37%
95.01% LTV and above	13%		13%
ARMs	30%		31%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit I

	March 31		December 31		March 31
(In millions, except ratios)	2005	%	2004	%	2004	%
Total Primary Risk in Force by LTV
95.01% and above	3,416	13.2%	3,429	12.7%	3,239	12.0%
90.01% to 95.00%	9,408	36.4%	9,822	36.4%	10,119	37.6%
85.01% to 90.00%	9,872	38.2%	10,290	38.1%	9,942	37.0%
85.00% and below	3,167	12.2%	3,471	12.8%	3,606	13.4%

Total	25,863	100.0%	27,012	100.0%	26,906	100.0%

Total Primary Risk in Force by Policy Year
2001 and prior	3,688	14.3%	4,202	15.6%	6,614	24.6%
2002	3,012	11.7%	3,410	12.6%	5,467	20.3%
2003	8,103	31.3%	9,046	33.5%	12,291	45.7%
2004	9,627	37.2%	10,354	38.3%	2,534	9.4%
2005	1,433	5.5%	—	—	—	—

Total	25,863	100.0%	27,012	100.0%	26,906	100.0%

Pool risk in force	2,383		2,384		2,430
GSE Pool risk in force	1,398		1,658		1,423

Other risk in force
Seconds	659		673		731
NIMS and other	1,085		532		475

Total other risk in force	1,744		1,205		1,206

Risk to capital ratio-STAT Basis	9.9:1		10.0:1		10.9:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit J

	Quarter Ended March 31
	2005	2004
Direct claims paid (in thousands)
Prime	31,871	32,059
Alt-A	22,332	20,525
A Minus and below	20,884	22,634
Seconds	10,607	13,399

Total	85,694	88,617

Average claim paid (in thousands)
Prime	24.5	24.5
Alt-A	37.0	42.6
A Minus and below	26.4	27.7
Seconds	25.3	30.1
Total	27.5	29.0

Loss ratio- GAAP Basis	50.9%	47.4%
Expense ratio-GAAP Basis	25.1%	26.5%

	76.0%	73.9%

	March 31 2005	December 31 2004	March 31 2004
Default Statistics
Primary insurance:
Prime
Number of insured loans	591,972	610,480	629,719
Number of loans in default	17,750	19,434	19,240
Percentage of loans in default	3.00%	3.18%	3.06%

Alt A
Number of insured loans	119,008	128,010	137,247
Number of loans in default	7,826	8,339	7,880
Percentage of loans in default	6.58%	6.51%	5.74%

A Minus and below
Number of insured loans	98,906	104,672	103,545
Number of loans in default	12,491	12,678	11,757
Percentage of loans in default	12.63%	12.11%	11.35%

Total
Number of insured loans	809,886	843,162	870,511
Number of loans in default	38,067	40,451	38,877
Percentage of loans in default	4.70%	4.80%	4.47%

Pool insurance:
Number of insured loans	589,934	583,568	565,264
Number of loans in default	6,249	6,749	5,739
Percentage of loans in default	1.06%	1.16%	1.02%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2005

ALT-A

Exhibit K

	Quarter Ended March 31
(In millions, except ratios)	2005	%	2004	%
Primary New Insurance Written by FICO Score
<=619	6	0.5%	20	0.8%
620-659	143	12.5%	464	18.7%
660-679	199	17.4%	444	17.8%
680-739	520	45.5%	1,122	45.1%
>=740	275	24.1%	437	17.6%

Total Alt A	1,143	100.0%	2,487	100.0%

Primary Risk in Force by FICO Score
<=619	62	1.3%	94	1.7%
620-659	982	20.7%	1,280	24.0%
660-679	849	17.9%	904	16.9%
680-739	2,004	42.2%	2,152	40.3%
>=740	848	17.9%	910	17.1%

Total Alt A	4,745	100.0%	5,340	100.0%

Primary Risk in Force by LTV
95.01% and above	324	6.8%	512	9.6%
90.01% to 95.00%	1,683	35.5%	1,876	35.1%
85.01% to 90.00%	2,051	43.2%	2,132	39.9%
85.00% and below	687	14.5%	820	15.4%

Total Alt A	4,745	100.0%	5,340	100.0%

Primary Risk in Force by Policy Year
2001 and prior	296	6.2%	640	12.0%
2002	551	11.6%	1,209	22.6%
2003	1,500	31.6%	2,785	52.2%
2004	2,134	45.0%	706	13.2%
2005	264	5.6%	—	—

Total Alt A	4,745	100.0%	5,340	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter Ended and as of March 31, 2005

Exhibit L

	Quarter Ended March 31
(Thousands of dollars, except ratios)	2005	2004
Investment in Affiliates-Selected Information

C-BASS

Balance, beginning of period	290,073	226,710
Net income for period	28,117	20,876
Dividends received	8,500	12,500

Balance, end of period	309,690	235,086

Sherman

Balance, beginning of period	101,492	65,979
Net income for period	23,179	12,525
Dividends received	51,875	29,050
Other comprehensive income	1,153	(1,237)
Warrant repurchase	(2,075)	—

Balance, end of period	71,874	48,217

Portfolio Information:

C-BASS

Servicing portfolio	32,931,000	18,037,000
Total assets (in thousands)	3,617,911	2,551,331
Servicing income	59,794	35,614
Net interest income	41,252	36,952
Total revenues	147,300	104,729

Sherman

Total assets	740,604	480,791
Net revenues	148,625	98,975

All statements in this press release that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions (or expansions), changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; the application of existing federal or state consumer lending and insurance laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted or applied, including the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments may review or investigate captive reinsurance arrangements used in the mortgage insurance industry); legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2004 in the section immediately preceding Part I of the report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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